EXHIBIT 32.1


Section 1350 Certification

         In connection with the Annual Report of Datastand Technologies, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Nick Montesano
-----------------------------------
NICK MONTESANO
Chief Executive Officer

/s/ Nick Montesano
-----------------------------------
NICK MONTESANO
Chief Financial Officer